UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                        --------------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

                        --------------------------------

                                FEBRUARY 23, 2005
                                 Date of Report
                        (Date of earliest event reported)

                      Shenandoah Telecommunications Company
             (Exact name of registrant as specified in its charter)

            Virginia                   0-9881                   54-1162807
(State or other jurisdiction of     (Commission              (I.R.S. Employer
 incorporation or organization)     File Number)          Identification Number)

500 Shentel Way
P.O. Box 459
Edinburg, VA                                                      22824
(Address of principal executive office)                         (Zip code)

       Registrant's telephone number, including area code: (540) 984-4141

Item 2.02 Results of Operations and Financial Condition.

On February 23, 2005, the Company issued a press release reporting results for the fourth quarter and year ending December 31, 2004. A copy of the press release is included as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits The Company herewith files the following exhibits:

99.1 Press Release dated February 23, 2005

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                        SHENANDOAH TELECOMMUNICATIONS COMPANY
                        (Registrant)

                        FEBRUARY 24, 2005  /S/CHRISTOPHER E. FRENCH
                                           ------------------------
                                           Christopher E. French
                                           President and Chief Executive Officer


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